UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2011

REMEC Liquidating Trust

(Exact name of registrant as specified in its charter)

California	1-16541	27-6929969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3790 Via de la Valle, Del Mar, CA 92014

(Address of principal executive offices, with zip code)

(858) 259-4265

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On or about January 28, 2011, the REMEC Liquidating Trust (the “Trust”) issued a letter to its Beneficiaries (the “Letter”) reporting a net asset value of $0.0991 per beneficial unit in the Trust as of January 1, 2011. The Trust also provided the beneficiaries with the Statement of Net Assets in Liquidation for the Trust, dated January 1, 2011 (the “Statement”), which also includes a report of the Trust’s independent registered public accounting firm. The Trust provided this information to assist the former shareholders of REMEC, Inc. (“REMEC”) in determining the tax impact of the transfer of the remaining assets and liabilities of REMEC to the Trust, effective December 31, 2010, and to enable the beneficiaries of the Trust to determine their tax basis in the beneficial units of the Trust effective on January 1, 2011. The foregoing summary is qualified in its entirety by reference to the Letter and the Statement, copies of which are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively.

In accordance with General Instruction B.2 of Form 8-K, this information in this Item 2.02 and Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and the financial information contained in such exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Regulation FD Disclosure.

Reference is made to the information disclosed pursuant to Item 2.02 above. The information furnished under this Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Letter to Beneficiaries of the REMEC Liquidating Trust, dated January 26, 2011.
99.2	REMEC Liquidating Trust Statement of Net Assets in Liquidation, dated January 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMEC Liquidating Trust

Date: January 28, 2011	By:	/s/ Richard A. Sackett
Richard A. Sackett
Trustee

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter to Beneficiaries of the REMEC Liquidating Trust, dated January 26, 2011.
99.2	REMEC Liquidating Trust Statement of Net Assets in Liquidation, dated January 1, 2011.